UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest reported event):  November 19, 2009

Commission File No. 001-33399

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COMVERGE, INC.
(Exact name of registrant as specified in its charter)

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DELAWARE	22-3543611
(State or other jurisdiction of Incorporation or organization)	(I.R.S. Employer Identification No.)

120 Eagle Rock Avenue, Suite 190
East Hanover, New Jersey 07936
(Address of Principal Executive offices) (zip code)

Registrant’s telephone number, including area code: (973) 884-5970

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement

On November 19, 2009, Comverge, Inc. entered into an Underwriting Agreement with RBC Capital Markets Corporation, Lazard Capital Markets LLC, Robert W. Baird & Co. Incorporated and Stephens, Inc., as representatives of the several underwriters named therein, with respect to the offer and sale in an underwritten public offering by Comverge of up to 2,760,000 shares of Comverge’s common stock, par value $0.001 per share (including up to 360,000 shares issuable upon exercise of the underwriters’ over-allotment option) for a price to the public of $10.50 per share.  The shares to be offered and sold in the offering have been registered under the Securities Act of 1933, as amended, pursuant to the Company’s registration statement on Form S-3 (File No. 333-161400), which was declared effective by the Securities and Exchange Commission on November 10, 2009.  The Company expects the transaction to close on or about November 24, 2009.

Comverge intends to use the net proceeds from this offering of approximately $23.5 million (and the net proceeds from any exercise of the underwriters’ option to purchase additional common stock) i) to repay approximately $23.2 million of outstanding indebtedness of its wholly owned subsidiary, Alternative Energy Resources, Inc., ii) to finance the capital requirements of its current and future contracts, as well as research and development and iii) for other general corporate purposes.

The Underwriting Agreement contains customary representations, warranties and agreements of Comverge and certain affiliates, and customary conditions to closing, indemnification rights, obligations of the parties and termination provisions. The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the agreement, which is attached as Exhibit 1.1 to this report and is incorporated by reference herein.

Item 7.01  Regulation FD Disclosure

On November 19, 2009, Comverge issued a press release announcing the offering described in Item 1.01 above.  A copy of the press release is furnished as Exhibit 99.1 to this report.

None of the information furnished in Item 7.01 and the accompanying Exhibit 99.1 will be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor will it be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically indentified therein as being incorporated therein by reference.

Item 9.01                      Financial Statements and Exhibits

Exhibit No.	Description
1.1
Underwriting Agreement dated November 19, 2009 between Comverge, Inc. and RBC Capital Markets Corporation, Lazard Capital Markets LLC, Robert W. Baird & Co. Incorporated and Stephens Inc., as representatives of the underwriters.

5.1	Opinion of Baker Botts L.L.P.
23.1	Consent of Baker Botts L.L.P. (included in Exhibit 5.1 hereto).
99.1	Press release, dated November 19, 2009 (furnished herewith).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

    COMVERGE, INC.

    By:    /s/ Michael D. Picchi
                        Name:         Michael D. Picchi
                        Title:   Interim President and Chief Executive Officer
         Executive Vice President and Chief Financial Officer

Dated:  November 19, 2009

EXHIBIT INDEX

Exhibit No.	Description
1.1
Underwriting Agreement dated November 19, 2009 between Comverge, Inc. and RBC Capital Markets Corporation, Lazard Capital Markets LLC, Robert W. Baird & Co. Incorporated and Stephens Inc., as representatives of the underwriters.

5.1	Opinion of Baker Botts L.L.P.
23.1	Consent of Baker Botts L.L.P. (included in Exhibit 5.1 hereto).
99.1	Press release, dated November 19, 2009 (furnished herewith).